UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) March 1, 2023 (February 28, 2023)

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depository Shares ($1.66 par value), Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust	CUK	New York Stock Exchange, Inc.
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 28, 2023, Carnival Holdings (Bermuda) II Limited (the “Borrower”), a subsidiary of Carnival Corporation, entered into a new forward starting $2.1 billion multi-currency revolving credit agreement (the “New Facility”) with a syndicate of financial institutions (the “Lenders”) and J.P. Morgan SE as facilities agent. The New Facility is effective and may be utilized beginning August 6, 2024. The New Facility will replace the existing multi-currency revolving credit agreement (the “Existing Facility”) upon its expiration on August 6, 2024. The New Facility also contains an accordion feature, allowing for additional commitments, up to an aggregate of $2.9 billion, which is the aggregate commitments under the Existing Facility.

Borrowings under the New Facility will bear interest at a rate of term SOFR in relation to any loan in US Dollars, EURIBOR in relation to any loan in euros, or daily compounding SONIA in relation to any loan in sterling, plus a margin based on the long-term credit ratings of Carnival Corporation. The New Facility also includes an emissions-linked margin adjustment whereby, after the initial applicable margin is set per the margin pricing grid, the margin may be adjusted based on performance in achieving certain agreed annual carbon emissions goals. While any loans are outstanding under the Existing Facility, the New Facility will require Carnival Corporation to pay a top-up margin on such loans so that lenders participating in both the New Facility and Existing Facility are paid a margin equal to the amount specified in the New Facility. In addition, Carnival Corporation is required to pay certain fees on the aggregate unused commitments under the New Facility and the Existing Facility. An additional utilization fee is payable depending on the outstanding amounts under the New Facility.

The New Facility contains representations, warranties, covenants and events of default that are customary for a transaction of this type. Borrowings may be used for general liquidity and working capital purposes, to support Carnival Corporation’s and Carnival plc’s commercial paper programs, and such swingline facilities, letters of credit and bonding facilities as may be needed. Carnival Corporation and Carnival plc have each guaranteed the obligations of certain of its respective subsidiaries under the New Facility and each of Carnival Corporation and Carnival plc have also cross guaranteed each other’s respective obligations under the New Facility. Certain subsidiaries of Carnival Corporation and Carnival plc have also each guaranteed the obligations of each other, Carnival Corporation, Carnival plc and the Borrower under the New Facility. In connection with entering into the New Facility, Carnival Corporation, Carnival plc and its subsidiaries will contribute three unencumbered vessels to the Borrower, with each of the vessels continuing to be operated under one of the Carnival Corporation & plc brands.

The New Facility will expire on August 6, 2025, subject to two one-year extension options, at which time all outstanding amounts under the New Facility will be due and payable.

Other than as described above, the material terms of the New Facility are substantially similar to the terms of the Existing Facility.

The New Facility was co-coordinated by Bank of America, BNP Paribas and JP Morgan. PJT Partners served as independent financial advisor to Carnival Corporation & plc.

Some of the Lenders under the New Facility and their affiliates have various relationships with Carnival Corporation, Carnival plc and certain of their subsidiaries involving the provision of financial services, including cash management, investment banking and trust services. In addition, Carnival Corporation & plc have entered into other loan arrangements as well as certain derivative arrangements with certain of the lenders and their affiliates.

Item 7.01	Regulation FD.

A copy of Carnival Corporation & plc’s press release announcing the new revolving credit facility is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 shall not be incorporated by reference into future filings under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of Carnival Corporation & plc dated March 1, 2023 (relating to the new credit facility).
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ David Bernstein	By:	/s/ David Bernstein
Name:	David Bernstein	Name:	David Bernstein
Title:	Chief Financial Officer and Chief Accounting Officer	Title:	Chief Financial Officer and Chief Accounting Officer

Date: March 1, 2023		Date: March 1, 2023